EXHIBIT 10.2


Change of Control Agreement between Premier Bancorp, Inc., Premier Bank and John
C. Soffronoff (Incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-QSB filed with the SEC on November 13, 1998).

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